Exhibit 99.2

Employee Note from Rick

To: All Theravance Biopharma Employees

From: Rick E Winningham, CEO

Subject: Theravance Biopharma’s Next Chapter

Dear Theravance Biopharma Employees,

Today, we announced that we have entered into a definitive agreement to be acquired by Zymeworks for $17.00 per share in cash, plus a contingent value right that provides shareholders with the opportunity to benefit from any future license, divestiture or other monetization of ampreloxetine over the next ten years. Zymeworks is a global biotechnology company headquartered in Vancouver and shares our belief in the long-term potential of YUPELRI and the strength of the franchise this team has helped build.

After carefully evaluating a broad range of strategic alternatives, our Board of Directors determined that this transaction achieves the greatest value for our company and our shareholders. We believe this agreement provides the best path forward to support the continued growth of YUPELRI and build on the strong foundation this team has created. You can learn more about the transaction and the definitive agreement in our press release here [LINK].

While today is an important moment for us, this is just the first step in the process. Theravance Biopharma and Zymeworks remain separate companies until the transaction closes, which we expect to occur in the second half of 2026. Until then, it’s critical that we remain focused on our day-to-day responsibilities across our company and continue delivering for our patients and one another.

We will hold a company meeting when everyone is back from the holiday to discuss the announcement in more detail. In the meantime, I am attaching an FAQ to this email to help address some of the immediate questions you may have. While we may not have all the answers today, we are committed to communicating openly and sharing updates as we have more to share.

Because this announced transaction involves two public companies, all external communications must remain coordinated. We have adopted a “no social media comment” policy about the transaction with Zymeworks. You should not post to social media or share, comment on, or like posts by others that relate to the transaction.

This announcement marks a significant moment for Theravance Biopharma and for many of us personally. Across the many chapters of our company, this team has been guided by our Core Values and a shared commitment to making a difference in the lives of patients and caregivers. That purpose is larger than any one role or milestone, and it continues to guide our work for the patients and caregivers who rely on us. I hope each of you feels proud of the impact you have helped create and the way this team continues to support one another. On behalf of the entire leadership team, thank you for all you have done and all you will continue to do for the patients and caregivers we serve.

Sincerely,

Rick

Important Additional Information and Where to Find It

In connection with the proposed transaction involving Theravance Biopharma, Inc. (the “Company”) and Zymeworks Inc. (“Parent”), the Company intends to file a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the United States Securities and Exchange Commission (“SEC”). The Definitive Proxy Statement and proxy card will be delivered to the shareholders of the Company in advance of the extraordinary general meeting relating to the proposed transaction. This communication is not a substitute for the Definitive Proxy Statement or any other document that may be filed by the Company with the SEC. THE COMPANY’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF THE COMPANY AND PARENT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the Definitive Proxy Statement and such other documents containing important information about the Company and Parent, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company and Parent will make available free of charge at the Company’s website at https://investor.theravance.com/sec-filings and at Parent’s website at https://ir.zymeworks.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in its definitive proxy statement for the 2026 annual meeting of shareholders, which was filed with the SEC on April 28, 2026, including under the headings “Proposal One: Election of Directors,” “Proposal Three: Advisory Vote on Executive Compensation,” “Corporate Governance,” “Executive Officers,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct and indirect interests, by security holdings or otherwise, will be included in the Definitive Proxy Statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.theravance.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve risks, uncertainties, and assumptions. All statements in this report, other than statements of historical facts, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans, intentions, designs, expectations, and objectives are forward-looking statements. The words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “designed,” “developed,” “drive,” “estimate,” “expect,” “forecast,” “goal,” “indicate,” “intend,” “may,” “mission,” “opportunities,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “represent,” “seek,” “suggest,” “should,” “target,” “will,” “would,” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements reflect our current views with respect to future events or our future financial performance, are based on assumptions, projections, estimates, expectations and beliefs, and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, but not limited to, (i) the approval of the Company’s shareholders for the proposed transaction, which may be delayed or may not be obtained, (ii) when the contingent consideration under the CVR Agreement will become payable, if at all, (iii) the risks inherent in the drug development process, including whether the development of the compound subject to the CVR Agreement will be commercially successful, (iv) the risk that the expected benefits of the proposed transaction will not be realized, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (vi) any competing offers or acquisition proposals for the Company, (vii) the possibility that various conditions to the consummation of the proposed transaction may not be satisfied or waived and (viii) unanticipated difficulties or expenditures relating to the proposed transaction, the response of business partners and competitors to the announcement of the proposed transaction, including with respect to the Company’s collaboration with Viatris, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction and (ix) risks related to potential restructuring activities in connection with the proposed transaction, including disruptions to the Company’s recognition or utilization of certain tax attributes. The actual financial impact of the proposed transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect the Company’s business, particularly the risk factors discussed in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” and Parent’s business, particularly the risk factors discussed in Part I, Item 1A of Parent’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” as well as other documents that may be filed by the Company or Parent from time to time with the SEC. Neither the Company nor Parent undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.